UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

SoOum Corp.
(Name of small business in its charter)

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Minnesota	000-7475	41-0831186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
590 Madison Avenue Suite 1800 New York, NY 10022
(Address of principal executive offices)

Registrant's telephone number:  (480) 287-6675

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On June 8, 2016, SOOUM, Corp. (“SOOUM” or the “Corporation”) entered into a Letter of Intent to acquire Western Grade, LLC (the “Acquisition”), a limited liability company formed and subsisting pursuant to the laws of  the state of Arizona (‘Western Grade”).  The Letter of Intent contemplates that, in exchange for all the outstanding ownership interests of Western Grade, SOOUM shall issue to Western Grade members an aggregate of 1,670,500 shares of SOOUM Class D Preferred Shares.  SOOUM’s Class D Preferred Shares are convertible into 10,000 shares of SOOUM common stock and they are entitled to 10,000 voting rights per share.  Following this transaction, Western Grade shall be a wholly owned subsidiary of SOOUM.

The completion of the Acquisition is subject to a number of conditions precedent, including, but not limited to: (i) the entering into of a definitive agreement by SOOUM and Western Grade (the “Definitive Agreement”); (ii) completion of satisfactory due diligence by each of SOOUM and Western Grade; (iii) the approval of the Acquisition by each of SOOUM and Western Grade’s respective board of directors and shareholders, if required; (iv) the absence of any material change or change in a material fact which might reasonably be expected to have a material adverse effect on the financial and operational conditions or the assets of each of the parties to the Definitive Agreement; and (v) certain other conditions typical in a transaction of this nature.

Western Grade is an industrial contractor located in Show Low, Arizona. In addition, Western Grade specializes in utility site improvement and construction, excavating, paving, transport, earth moving, water movement and supply.

Western Grade’s expertise and mission of water supply and delivery through large scale project management in canals, pipeline supply, and water supply project management, enhances SOOUM’s pursuit of its ultimate mission of addressing shortage and minimizing scarcity.

Certain statements contained in this Current Report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for SOOUM’s business and operations that involve a number of risks and uncertainties. SOOUM’s forward-looking statements in this report are made as of the date hereof, and the Corporation disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise.  In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Corporation is identifying certain forward-looking information regarding, among other things, the acquisition of Western Grade by SOOUM.  Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statement include, without limitation, risks and uncertainties arising from the ability of SOOUM to successfully complete this Acquisition; uncertainties relating to the ability to realize the expected benefits of the acquisition; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry which SOOUM and Western Grade operate, and other risk factors as discussed in the Corporation’s other filings made by the Corporation from time to time with the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOOUM CORP.
Dated: June 13, 2016	By:	/s/ William Westbrook
	Name:	William Westbrook
	Title:	President